                                                                   EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.                CASE NO: 97-58435 MM
                                                   -----------------------------

                                                   CHAPTER 11
                                                   MONTHLY OPERATING REPORT
                                                   (GENERAL BUSINESS CASE)


                                            SUMMARY OF FINANCIAL STATUS

MONTH ENDED                 September, 1999
                        -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                           END OF              END OF             AS OF
                                                                          CURRENT              PRIOR             PETITION
2.     ASSET/LIABILITY SUMMARY                                             MONTH               MONTH              FILING
                                                                           -----               -----              ------
         Current Assets (Market Value)                                      $128,001            $112,821          $245,867
                                                                        ---------------  ------------------  -----------------
         Total Assets (Market Value)                                      $3,128,001          $3,112,821        $5,665,985
                                                                        ---------------  ------------------  -----------------
         Current Liabilities                                                $265,537            $243,270                $0
                                                                        ---------------  ------------------  -----------------
         Total Liabilities                                                $5,632,572          $5,610,305        $5,467,035
                                                                        ---------------  ------------------  -----------------

                                                                                                                  PETITION
                                                                            CURRENT             PRIOR             DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  MONTH              MONTH            MONTH END
         a.  Total Receipts                                                  $25,000              $3,344           $285,557
                                                                        ---------------  ------------------  -----------------
         b.  Total Disbursements                                              $9,820                $829           $174,037
                                                                        ---------------  ------------------  -----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)      $15,180              $2,515           $111,520
                                                                        ---------------  ------------------  =================
         d.  Cash Balance Beginning of Month                                $112,821            $110,306
                                                                        ---------------  ------------------
         e.  Cash Balance End of Month (c + d)                              $128,001            $112,821
                                                                        ===============  ==================

4.     POST-PETITION LIABILITIES & RECEIVABLES                            RECEIVABLES                            LIABILITIES
                                                                          -----------                            -----------
         Balance at End of Previous Month                                      $0                                  $243,270
                                                                        ---------------                      -----------------
         Balance at End of Current Month                                       $0                                  $265,537
                                                                        ---------------                      -----------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                       $0
                                                                        ---------------
         Balance at End of Current Month (over 30 days)                        $0
                                                                        ---------------

                                                                                                                  YES       NO
                                                                                                                  ---       --
6.     Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)                   X
                                                                                                                --------  --------
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
       amount of payment and name of payee)                                                                                  X
                                                                                                                --------  --------
8.     Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach
       listing including date of payment, amount and reason for payment, and name of payee)                                  X
                                                                                                                --------  --------
9.     Have any payments been made to professionals? (if yes, attach listing including date of
       payment, amount of payment and name of payee)                                                                         X
                                                                                                                --------  --------
10.    If you answered yes to line 7,8, or 9, were all such payments approved by the court?                      #N/A
                                                                                                                --------  --------
11.    Is the estate insured for replacement cost of assets and for general liability?                            N/A
                                                                                                                --------  --------
12.    Are U.S. Trustee quarterly fees current?                                                                    X
                                                                                                                --------  --------

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


       Date:                                             Richard J Redett
            -------------------------             ------------------------------
                                                      Responsible Individual

Effective 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                 FOR THE MONTH ENDED            September, 1999
                                                -----------------

                                   ($_______)

         ASSETS

                                                                                   FROM SCHEDULES          MARKET VALUE
                                                                                   --------------          ------------
            CURRENT ASSETS
    1            Cash and cash equivalents - unrestricted                                                            $128,001
                                                                                                      ------------------------
    2            Cash and cash equivalents - restricted                                                                    $0
                                                                                                      ------------------------
    3            Accounts receivable (net)                                               A                                 $0
                                                                                                      ------------------------
    4            Inventory                                                               B                                 $0
                                                                                                      ------------------------
    5            Prepaid expenses                                                                                          $0
                                                                                                      ------------------------
    6            Other:
                         --------------------------------------------                                 ------------------------
    7
                 ----------------------------------------------------                                 ------------------------

    8                TOTAL CURRENT ASSETS                                                                            $128,001
                                                                                                      ------------------------


            PROPERTY AND EQUIPMENT (MARKET VALUE)
    9            Real property                                                           C                                 $0
                                                                                                      ------------------------
   10            Machinery and equipment                                                 D                                 $0
                                                                                                      ------------------------
   11            Furniture and fixtures                                                  D                                 $0
                                                                                                      ------------------------
   12            Office equipment                                                        D                                 $0
                                                                                                      ------------------------
   13            Leasehold improvements                                                  D                                 $0
                                                                                                      ------------------------
   14            Vehicles                                                                D                                 $0
                                                                                                      ------------------------
   15            Other:                                                                  D
                         --------------------------------------------                                 ------------------------
   16                                                                                    D
                 ----------------------------------------------------                                 ------------------------
   17                                                                                    D
                 ----------------------------------------------------                                 ------------------------
   18                                                                                    D
                 ----------------------------------------------------                                 ------------------------
   19                                                                                    D
                 ----------------------------------------------------                                 ------------------------

   20                TOTAL PROPERTY AND EQUIPMENT                                                                          $0
                                                                                                      ------------------------

            OTHER ASSETS
   21            Notes receivable-net of allowances                                                                $3,000,000
                 ----------------------------------------------------                                 ------------------------
   22            Investment-NST                                                                                            $0
                 ----------------------------------------------------                                 ------------------------
   23            Investment-subs                                                                                           $0
                 ----------------------------------------------------                                 ------------------------
   24            Accounts receivable-intercompany net of allowances                                                        $0
                 ----------------------------------------------------                                 ------------------------

   25                TOTAL OTHER ASSETS                                                                            $3,000,000
                                                                                                      ------------------------

   26                TOTAL ASSETS                                                                                  $3,128,001
                                                                                                      ========================


         NOTE:
                 Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                                ---------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

Effective 1/1/95

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                  ($_______)


         LIABILITIES                                             FROM SCHEDULES
           POST-PETITION                                         --------------
                 CURRENT LIABILITIES
   27                Salaries and wages
                                                                                                         ------------------
   28                Payroll taxes
                                                                                                         ------------------
   29                Real and personal property taxes
                                                                                                         ------------------
   30                Income taxes
                                                                                                         ------------------
   31                Notes payable (short term)
                                                                                                         ------------------
   32                Accounts payable (trade)                           A
                                                                                                         ------------------
   33                Real property lease arrearage
                                                                                                         ------------------
   34                Personal property lease arrearage
                                                                                                         ------------------
   35                Accrued professional fees                                                                    $240,537
                                                                                                         ------------------
   36                Current portion of long-term debt (due within 12 months)
                                                                                                         ------------------
   37                Other:
                                        ------------------------------------------------                 ------------------
   38                    Unearned Deposit for legal fees                                                           $25,000
                         ---------------------------------------------------------------                 ------------------
   39
                         ---------------------------------------------------------------                 ------------------

   40                TOTAL CURRENT LIABILITIES                                                                    $265,537
                                                                                                         ------------------

   41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                         ------------------

   42                TOTAL POST-PETITION LIABILITIES                                                              $265,537
                                                                                                         ------------------

            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   43                Secured claims                                     E
                                                                                                         ------------------
   44                Priority unsecured claims                          E                                         $101,776
                                                                                                         ------------------
   45                General unsecured claims                           E                                       $5,265,259
                                                                                                         ------------------

   46                TOTAL PRE-PETITION LIABILITIES                                                             $5,367,035
                                                                                                         ------------------

   47                TOTAL LIABILITIES                                                                          $5,632,572
                                                                                                         ------------------

         EQUITY (DEFICIT)

   48                    Preferred Stock                                                                           $80,000
                         ---------------------------------------------------------------                 ------------------
   49                    Common Stock                                                                              $28,846
                         ---------------------------------------------------------------                 ------------------
   50                    Additional Paid-In Capital                                                            $18,461,441
                         ---------------------------------------------------------------                 ------------------
   51                    Accumulated Deficit                                                                  ($21,040,115)
                         ---------------------------------------------------------------                 ------------------
   52            Market value adjustment                                                                          ($34,743)
                                                                                                         ------------------
   53                TOTAL EQUITY (DEFICIT)                                                                    ($2,504,571)
                                                                                                         ------------------


   54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                     $3,128,001
                                                                                                         ==================

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                  ($__________)


                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                   ACCOUNTS         ACCOUNTS PAYABLE              PAST DUE
         Receivables and Payables Ageings                         RECEIVABLE         [POST PETITION]         POST PETITION DEBT
                                                                  ----------         ---------------         ------------------
            0 -30 Days
                                                                 ---------------   --------------------
            31-60 Days
                                                                 ---------------   --------------------
            61-90 Days                                                                                                    $0
                                                                 ---------------   --------------------      ------------------
            91+ Days
                                                                 ---------------   --------------------
            Total accounts receivable/payable                              $0                     $0
                                                                 ---------------   ====================
            Allowance for doubtful accounts
                                                                 ---------------
            Accounts receivable (net)                                      $0
                                                                 ===============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                     COST OF GOODS SOLD
----------------------------------                                     ------------------
                                                 INVENTORY(IES)        Inventory Beginning of Month
                                                   BALANCE AT                                              ------------------------
                                                  END OF MONTH         Add -
                                                  ------------
Retail/Restaurants -                                                           Net purchases
                                                                                                           ------------------------
   Product for resale                                                          Direct labor
                                              ----------------------                                       ------------------------
                                                                               Manufacturing overhead
                                                                                                           ------------------------
Distribution -                                                                 Freight in
                                                                                                           ------------------------
   Product for resale                                                          Other:
                                              ----------------------

                                                                               ------------------------    ------------------------
Manufacturer -
                                                                               ------------------------    ------------------------
   Raw materials
                                              ----------------------
   Work-in-progress                                                    Less -
                                              ----------------------
   Finished goods                                                              Inventory End of Month
                                              ----------------------                                       ------------------------
                                                                               Shrinkage
                                                                                                           ------------------------
Other -                                                                        Personal Use
                                              ----------------------                                       ------------------------
   Explain
            -------------------------------
                                                                       Cost of Goods Sold                                       $0
   ----------------------------------------                                                                ========================

        TOTAL                                                    $0
                                              ======================

METHOD OF INVENTORY CONTROL                                            INVENTORY VALUATION METHODS
---------------------------                                            ---------------------------
Do you have a functioning perpetual inventory system?                  Indicate by a checkmark method of inventory valuation used.
                       Yes              No
                           ----            ---
How often do you take a complete physical inventory?                   Valuation methods -
                                                                               FIFO cost
                                                                                                       --------------------
   Weekly                                                                      LIFO cost
                           ----                                                                        --------------------
   Monthly                                                                     Lower of cost or
                           ----
   Quarterly                                                                       market
                           ----                                                                        --------------------
   Semi-annually                                                               Retail method
                           ----                                                                        --------------------
   Annually
                           ----
                                                                               Other -
                                                                                                       --------------------
Date of last physical inventory was           Unknown                              Explain
                                              ----------------------

                                                                                   -----------------------------------------------
Date of next physical inventory is            N/A
                                              ----------------------               -----------------------------------------------

Effective 1/1/95

                                  SCHEDULE C
                                 REAL PROPERTY

DESCRIPTION                                                                            COST                   MARKET VALUE
-----------                                                                            ----                   ------------
None
----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------
     TOTAL                                                                                       $0                           $0
                                                                                ====================     ========================

                                  SCHEDULE D
                           OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                            COST                     MARKET VALUE
-----------                                                                            ----                   ------------
MACHINERY & EQUIPMENT -

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------
     TOTAL                                                                                       $0                           $0
                                                                                ====================     ========================

FURNITURE & FIXTURES -

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------
     TOTAL                                                                                       $0                           $0
                                                                                ====================     ========================

OFFICE EQUIPMENT -

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------
     TOTAL                                                                                       $0                           $0
                                                                                ====================     ========================

LEASEHOLD IMPROVEMENTS -

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------
     TOTAL                                                                                       $0                           $0
                                                                                ====================     ========================

VEHICLES -

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------

----------------------------------------------------------------------------    --------------------     ------------------------
     TOTAL                                                                                       $0                           $0
                                                                                ====================     ========================

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                             CLAIMED                      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                   AMOUNT                     AMOUNT (b)
-------------------------------------------                                   ------                     ----------
   Secured claims  (a)
                                                                        --------------------       ------------------------
   Priority claims other than taxes
                                                                        --------------------       ------------------------
   Priority tax claims                                                             $101,776
                                                                        --------------------       ------------------------
   General unsecured claims                                                      $5,265,259
                                                                        --------------------       ------------------------

   (a)      List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Effective 1/1/95

                                   SCHEDULE F

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                         FOR THE MONTH ENDED September, 1999
                                             ---------------
                                  $____________

      CURRENT MONTH                                                                                CUMULATIVE    NEXT MONTH
-------------------------                                                                         (CASE TO DATE)  FORECAST
ACTUAL  FORECAST VARIANCE                                                                          ------------   --------
                             REVENUES
                      $0   1       Gross Sales                                                          $7,000
--------   ---   --------                                                                          ------------    -----
                      $0   2       less: Sales Returns & Allowances
--------   ---   --------                                                                          ------------    -----
                      $0   3       Net Sales                                                            $7,000       $0
--------   ---   --------                                                                          ------------    -----
                      $0   4       less: Cost of Goods Sold  (Schedule 'B')                             $68,271
--------   ---   --------                                                                          ------------    -----
                      $0   5       Gross Profit                                                       ($61,271)      $0
--------   ---   --------                                                                          ------------    -----
                      $0   6       Interest                                                                $92
--------   ---   --------                                                                          ------------    -----
                           7       Other Income:
                      $0   8       Miscellaneous                                                        $4,340
--------   ---   --------          -----------------------------------------------------           ------------    -----
                      $0   9       Insurance Settlement                                               $130,000
--------   ---   --------          -----------------------------------------------------           ------------    -----

     $0    $0         $0  10            TOTAL REVENUES                                                 $73,161       $0
--------   ---   --------                                                                          ------------    -----


                             EXPENSES
                      $0  11       Compensation to Owner(s)/Officer(s)
--------   ---   --------                                                                          ------------    -----
                      $0  12       Salaries/Commissions
--------   ---   --------                                                                          ------------    -----
                      $0  13       Management Fees
--------   ---   --------                                                                          ------------    -----
                      $0  14       Depreciation
--------   ---   --------                                                                          ------------    -----
                      $0  15       Taxes:
--------   ---   --------                                                                          ------------    -----
                      $0  16            Employer Payroll Taxes
--------   ---   --------                                                                          ------------    -----
                      $0  17            Real Property Taxes
--------   ---   --------                                                                          ------------    -----
                      $0  18            Other Taxes
--------   ---   --------                                                                          ------------    -----
                      $0  19       Other Selling
--------   ---   --------                                                                          ------------    -----
                      $0  20       Other Administrative                                                 $2,057
--------   ---   --------                                                                          ------------    -----
                      $0  21       Write-off Investment Subs                                          $112,618
--------   ---   --------                                                                          ------------    -----
                          22       Other Expenses:
                      $0  23       Storage Rental                                                       $5,220
--------   ---   --------          -----------------------------------------------------           ------------    -----
                      $0  24       Accounting                                                           $1,510
--------   ---   --------          -----------------------------------------------------           ------------    -----
                      $0  25       Press Release                                                          $725
--------   ---   --------          -----------------------------------------------------           ------------    -----
                      $0  26       Telecommunications                                                   $5,015
--------   ---   --------          -----------------------------------------------------           ------------    -----
                      $0  27       SEC Reporting                                                        $9,046
--------   ---   --------          -----------------------------------------------------           ------------    -----
                      $0  28       Litigation Costs                                                     $1,193
--------   ---   --------          -----------------------------------------------------           ------------    -----
                      $0  29       Write-off of Accounts Receivable                                    $55,156
--------   ---   --------          -----------------------------------------------------           ------------    -----
                      $0  30       Writedown of Notes Receivable                                    $2,000,000
--------   ---   --------          -----------------------------------------------------           ------------    -----

     $0    $0         $0  31            TOTAL EXPENSES                                              $2,192,540       $0
--------   ---   --------                                                                          ------------    -----

     $0    $0         $0  32 SUBTOTAL                                                              ($2,119,379)      $0
--------   ---   --------                                                                          ------------    -----

                             REORGANIZATION ITEMS
 $6,517          ($6,517) 33       Professional Fees                                                  $357,863
--------   ---   --------                                                                          ------------    -----
                      $0  34       Provisions for Rejected Executory Contracts
--------   ---   --------                                                                          ------------    -----
                                   Interest Earned on Accumulated Cash
                      $0  35            Resulting from Chp 11 Case
--------   ---   --------                                                                          ------------    -----
                      $0  36       Gain or (Loss) from Sale of Equipment                                $4,592
--------   ---   --------                                                                          ------------    -----
                      $0  37       US Trustee Fees                                                      $2,750
--------   ---   --------          -----------------------------------------------------           ------------    -----
                      $0  38       Loss from Sale of Investments                                      $220,000
--------   ---   --------          -----------------------------------------------------           ------------    -----

 $6,517    $0    ($6,517) 39            TOTAL REORGANIZATION ITEMS                                    $576,021       $0
--------   ---   --------                                                                          ------------    -----

($6,517)   $0    ($6,517) 40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                        ($2,695,400)      $0
--------   ---   --------                                                                          ------------    -----
                      $0  41       Federal & State Income Taxes
--------   ---   --------                                                                          ------------    -----

($6,517)   $0    ($6,517) 42 NET PROFIT (LOSS)                                                     ($2,695,400)      $0
========   ===   ========                                                                          =====================

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED September, 1999
                                           ---------------



CASH BALANCE BEGINNING OF MONTH                                                                                       $112,821
                                                                                                         ----------------------

CASH RECEIPTS  (1)                                                                                                     $25,000
                                                                                                         ----------------------

CASH DISBURSEMENTS  (1)                                                                                                 $9,820
                                                                                                         ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                     $15,180
                                                                                                         ----------------------

CASH BALANCE END OF MONTH                                                                                             $128,001
                                                                                                         ======================




RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                            ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                            ---------                ---------                 ---------
Bank                                                   Wells Fargo              Mallesons Stephen        Murray & Murray
                                                       ---------------------    ---------------------    ----------------------
ACCOUNT TYPE                                           Checking                 Trust Account            Trust Account
                                                       ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                            0114-458243
                                                       ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                        General                  Litigation Trust         Deposit Trust
                                                       ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                               $86,766                  $16,235                   $25,000
                                                       ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                               $128,001
                                                       =====================



(1) Excluding bank transfers between your accounts.


Effective 1/1/95